(BULL LOGO)
Merrill Lynch Investment Managers



Annual Report

March 31, 2001



CMA Treasury Fund


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper#16059-3/01


DEAR SHAREHOLDER:


For the year ended March 31, 2001, CMA Treasury Fund paid shareholders a net annualized yield dividend of 5.48%.* As of March 31, 2001, the Fund's 7-day yield was 4.45%.

The average portfolio maturity for CMA Treasury Fund at March 31,
2001 was 56 days, compared to 52 days at September 30, 2000.

The Environment
The economic outlook has undergone a reversal since our last report to shareholders dated September 30, 2000. The robust growth of late summer has given way to an abrupt decline in economic activity. During the last half of 2000, corporate earnings were weakened in part by high energy costs and the inability of corporations to pass on higher prices. In addition, revenue growth and sales did not meet overly optimistic targets. Gains in productivity, while real, were not enough to offset these factors. In autumn, the equity markets began to experience stress, as these problems became more widespread. The technology sector especially suffered serious declines. A fall-off in consumer activity followed, with holiday season sales only slightly above those of the previous year, and this was accomplished only by deep discounting at the retail level.

In early January 2001, it became apparent that the fall-off in manufacturing activity reached levels not seen since the last recession in 1991. This likely prompted the Federal Reserve Board's intermeeting interest rate cut of 50 basis points (0.50%) on January 3, 2001. This unambiguous move by the Federal Open Market Committee
(FOMC) stabilized the markets and left investors with the expectation of further interest rate cuts in the near future. An eye-opening decline in consumer confidence in late January gave the Federal Reserve Board more reason to cut the Federal Funds rate by another 50 basis points at its FOMC meeting on January 31, 2001 and again on March 20, 2001. Although economic news was mixed in February and March, corporate earnings warnings and new equity market lows triggered capital flight to the short end of the fixed-income market. Inventory accumulation continues to drag on corporate profits, resulting in job cuts, and hence slower consumer demand. However, at this point, the magnitude of further Federal Reserve Board action remains in question. Most investors have priced in a worst-case scenario, while conversely, some FOMC members anticipate an economic recovery by year end.

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Portfolio Matters
During the six-month period ended March 31, 2001, the Fund maintained an average life that ranged from 41 days to 63 days. The US Treasury market rallied significantly with interest rates under six months falling by more than 200 basis points. The three-month Treasury bill yield improved from a high of 6.35% in November to 4.28% by the end of the first quarter. Our investment focus during this time was on the three-month sector of the yield curve, which was the pivotal point in the inversion in the curve. Going forward, technical factors in the market may drive interest rates in the short-end even lower as a large supply of April cash management bills mature.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Jacqueline Rogers)
Jacqueline Rogers
Vice President and Portfolio Manager


April 30, 2001


CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001             (IN THOUSANDS)
                     Face       Interest       Maturity
Issue               Amount        Rate           Date            Value

US Government Obligations*-- 100.1%
US Treasury         $ 18,181      6.03 %       4/05/2001      $   18,167
Bills                  1,208      4.58         4/12/2001           1,206
                      50,000      6.065        4/12/2001          49,915
                         148      4.69         4/19/2001             148
                      49,852      4.85         4/19/2001          49,718
                      69,000      4.89         4/19/2001          68,813
                      17,029      4.91         4/19/2001          16,983
                      47,460      4.95         4/19/2001          47,329
                      25,000      5.00         4/19/2001          24,931
                       5,000      4.955        4/26/2001           4,983
                       5,000      5.11         4/26/2001           4,983
                      20,000      6.06         4/26/2001          19,930
                      10,000      6.105        4/26/2001           9,965
                      50,000      4.83         5/03/2001          49,786
                       3,301      4.91         5/03/2001           3,287
                       5,275      4.945        5/03/2001           5,252
                      50,000      4.95         5/03/2001          49,786
                      49,000      4.99         5/03/2001          48,790
                      29,213      4.82         5/10/2001          29,065
                      48,687      4.91         5/10/2001          48,441
                         389      4.915        5/10/2001             387
                      50,243      4.92         5/10/2001          49,989
                         550      4.93         5/10/2001             547
                      33,369      4.955        5/10/2001          33,200
                      78,413      4.895        5/17/2001          77,962
                       3,596      5.49         5/17/2001           3,575
                      25,000      5.555        5/17/2001          24,856
                      25,000      5.81         5/17/2001          24,856
                      45,000      4.48         5/24/2001          44,709
                      55,496      4.605        5/24/2001          55,137

                     Face       Interest       Maturity
Issue               Amount        Rate           Date            Value

US Government Obligations* (concluded)

US Treasury         $  6,600      4.71 %       5/24/2001      $    6,557
Bills                 73,500      5.41         5/24/2001          73,024
(concluded)           25,000      5.795        5/24/2001          24,838
                      77,000      4.45         5/31/2001          76,450
                     100,000      4.46         5/31/2001          99,285
                      15,974      4.50         5/31/2001          15,860
                      50,000      4.60         5/31/2001          49,643
                      25,000      4.625        5/31/2001          24,821
                       5,247      4.75         5/31/2001           5,210
                      50,000      4.275        6/07/2001          49,610
                      50,000      4.72         6/07/2001          49,610
                      10,000      5.395        6/07/2001           9,922
                       3,672      4.42         6/14/2001           3,641
                       2,310      5.51         6/14/2001           2,290
                      11,000      4.21         6/28/2001          10,889
                      25,000      4.245        6/28/2001          24,747
                      50,000      4.18         8/09/2001          49,265
                       3,261      4.145        8/23/2001           3,208
                      25,000      4.53         9/06/2001          24,558
                      10,000      4.165        9/13/2001           9,816
                      30,000      4.18         9/13/2001          29,446
                      25,000      4.135        9/27/2001          24,509

Total US Government Obligations
(Cost--$1,532,820)                                             1,533,895

Total Investments
(Cost--$1,532,820)--100.1%                                     1,533,895

Liabilities in Excess of Other
Assets--(0.1%)                                                   (1,352)
                                                              ----------
Net Assets--100.0%                                            $1,532,543
                                                              ==========



*US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001
Assets:
Investments, at value (identified cost--$1,532,820,087++)                                                $ 1,533,894,863
Cash                                                                                                               4,597
Prepaid registration fees and other assets                                                                       156,946
                                                                                                         ---------------
Total assets                                                                                               1,534,056,406
                                                                                                         ---------------

Liabilities:
Payables:
 Distributor                                                                        $      628,716
 Investment adviser                                                                        513,298
 Beneficial interest redeemed                                                                1,865             1,143,879
                                                                                   ---------------
Accrued expenses and other liabilities                                                                           369,334
                                                                                                         ---------------
Total liabilities                                                                                              1,513,213
                                                                                                         ---------------
Net Assets                                                                                               $ 1,532,543,193
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized                                                                                         $  153,146,842
Paid-in capital in excess of par                                                                           1,378,321,575
Unrealized appreciation on investments--net                                                                    1,074,776
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 1,531,468,418 shares of
beneficial interest outstanding                                                                          $ 1,532,543,193
                                                                                                         ===============

++Cost for Federal income tax purposes was $1,532,820,281. As of March 31, 2001, net unrealized appreciation for Federal income tax purposes amounted to $1,074,582, all of which is related to appreciated securities.

See Notes to Financial Statements.


CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001
Investment Income:
Interest and amortization of premium and discount earned                                                  $  110,355,704

Expenses:
Investment advisory fees                                                            $    7,845,700
Distribution fees                                                                        2,316,537
Accounting services                                                                        499,096
Transfer agent fees                                                                        335,126
Registration fees                                                                           95,074
Professional fees                                                                           89,649
Custodian fees                                                                              87,897
Printing and shareholder reports                                                            33,247
Trustees' fees and expenses                                                                 31,583
Pricing fees                                                                                 5,997
Other                                                                                       31,993
                                                                                   ---------------
Total expenses                                                                                                11,371,899
                                                                                                         ---------------
Investment income--net                                                                                        98,983,805

Realized Gain on Investments--Net                                                                                754,184

Change in Unrealized Appreciation on Investments--Net                                                            610,727
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                      $  100,348,716
                                                                                                         ===============


See Notes to Financial Statements.

CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                       2001                  2000
Operations:
Investment income--net                                                             $    98,983,805       $   112,859,787
Realized gain on investments--net                                                          754,184               259,753
Change in unrealized appreciation/depreciation on investments--net                         610,727               750,871
                                                                                   ---------------       ---------------
Net increase in net assets resulting from operations                                   100,348,716           113,870,411
                                                                                   ---------------       ---------------
Dividends & Distributions to Shareholders:
Investment income--net                                                                (98,983,805)         (112,859,787)
Realized gain on investments--net                                                        (754,184)             (259,753)
                                                                                   ---------------       ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                       (99,737,989)         (113,119,540)
                                                                                   ---------------       ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                     5,867,462,550        13,899,477,151
Value of shares issued to shareholders in reinvestment of dividends                     99,612,664           113,024,246
                                                                                   ---------------       ---------------
                                                                                     5,967,075,214        14,012,501,397
Cost of shares redeemed                                                            (7,029,592,553)      (13,873,928,717)
                                                                                   ---------------       ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                       (1,062,517,339)           138,572,680
                                                                                   ---------------       ---------------
Net Assets:
Total increase (decrease)in net assets                                             (1,061,906,612)           139,323,551
Beginning of year                                                                    2,594,449,805         2,455,126,254
                                                                                   ---------------       ---------------
End of year                                                                        $ 1,532,543,193       $ 2,594,449,805
                                                                                   ===============       ===============

See Notes to Financial Statements.


CMA TREASURY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                    2001          2000        1999           1998        1997
Per Share Operating Performance:
Net asset value, beginning of year                      $     1.00   $     1.00   $     1.00    $     1.00    $     1.00
                                                        ----------   ----------   ----------    ----------    ----------
Investment income--net                                       .0530        .0434        .0438         .0475         .0461
Realized and unrealized gain (loss) on
investments--net                                             .0007        .0004        .0001         .0008       (.0001)
                                                        ----------   ----------   ----------    ----------    ----------
Total from investment operations                             .0537        .0438        .0439         .0483         .0460
                                                        ----------   ----------   ----------    ----------    ----------
Less dividends and distributions:
   Investment income--net                                  (.0530)      (.0434)      (.0438)       (.0475)       (.0461)
   Realized gain on investments--net                       (.0004)      (.0001)      (.0002)       (.0005)       (.0001)
                                                        ----------   ----------   ----------    ----------    ----------
Total dividends and distributions                          (.0534)      (.0435)      (.0440)       (.0480)       (.0462)
                                                        ----------   ----------   ----------    ----------    ----------
Net asset value, end of year                            $     1.00   $     1.00   $     1.00    $     1.00    $     1.00
                                                        ==========   ==========   ==========    ==========    ==========
Total Investment Return                                      5.48%        4.44%        4.50%         4.92%         4.74%
                                                        ==========   ==========   ==========    ==========    ==========
Ratios to Average Net Assets:
Expenses                                                      .61%         .57%         .58%          .60%          .59%
                                                        ==========   ==========   ==========    ==========    ==========
Investment income and realized gain on
investments--net                                             5.38%        4.38%        4.37%         4.82%         4.59%
                                                        ==========   ==========   ==========    ==========    ==========
Supplemental Data:
Net assets, end of year (in thousands)                  $1,532,543   $2,594,450   $2,455,126    $2,279,822    $1,968,516
                                                        ==========   ==========   ==========    ==========    ==========

See Notes to Financial Statements.




CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $500 million;
 .425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and .375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.


CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $381,670 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



CMA TREASURY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Treasury Fund as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Treasury Fund as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2001



CMA TREASURY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


Of the ordinary income dividends paid by CMA Treasury Fund during the fiscal year ended March 31, 2001, 99.19% was attributable to Federal obligations. In calculating the foregoing percentage, Fund expenses have been allocated on a pro rata basis. Additionally, at least 50% of the assets of the Fund was invested in Federal obligations at the end of each quarter of the fiscal year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.




CMA TREASURY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Kevin J. McKenna--Senior Vice President
Jacqueline Rogers--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip S. Gillespie--Secretary

Arthur Zeikel, Trustee and Joseph T. Monagle Jr., Senior Vice
President of CMA Treasury Fund, have recently retired. The Fund's
Board of Trustees wishes Messrs. Zeikel and Monagle well in their retirements.

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].